As filed with the Securities and Exchange Commission on March 27, 2017

Registration No. 333-203451

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO

FORM S-3

REGISTRATION STATEMENT NO. 333-203451

Azure Midstream Partners, LP*

Marlin Midstream Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	46-2627595
Delaware	27-2121037
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

12377 Merit Drive, Suite 300
Dallas, Texas  75251

(972) 674-5200

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Roy E. Bertolatus

General Counsel

Azure Midstream Partners, LP

12377 Merit Drive, Suite 300
Dallas, Texas  75251

(972) 674-5200

(Name, address and telephone number, including
area code, of agent for service)

* And certain subsidiaries identified in the Table of Registrant Guarantors below.

Approximate date of commencement of proposed sale to the public:

Not applicable. Removal from registration of securities that were not sold pursuant to this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (Check one):

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

Table of Additional Registrant Guarantors

Exact Name of Registrant Guarantor(1)	State of Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
Marlin Midstream, LLC	Texas	20-0262587
Marlin Logistics, LLC	Texas	27-3368460
Turkey Creek Pipeline, LLC	Texas	30-0331161
Marlin G&P I, LLC	Texas	20-2136073
Murvaul Gas Gathering, LLC	Texas	20-2020826
Talco Midstream Assets, Ltd.	Texas	75-2957004
Azure Holdings GP, LLC	Delaware	35-2530537
Azure TGG, LLC	Delaware	35-2526233

(1)                The address for each registrant’s principal executive office is 12377 Merit Drive, Suite 300, Dallas, Texas 75251, and the telephone number for each is (972) 674-5200.

DEREGISTRATION OF UNSOLD SECURITIES

This Post-Effective Amendment (the “Post-Effective Amendment”) filed by Azure Midstream Partners, LP (the “Partnership”), Marlin Midstream Financial Corporation, and the guarantors identified in the Table of Additional Registrant Guarantors above (collectively, the “Registrants”), deregisters all securities remaining unsold relating to the following Registration Statement on Form S-3 (the “Registration Statement”) filed by the Registrants with the U.S. Securities and Exchange Commission (the “Commission”):

•                  Registration Statement on Form S-3 (No. 333-203451), pertaining to the registration of primary offerings of common units representing limited partner interests, debt securities, guarantees of debt securities, and other classes of units representing limited partner interests with an aggregate offering price of $1,000,000,000, as well as the registration of secondary offerings of up to 10,663,810 common units representing limited partner interests, filed with the Commission on April 16, 2015, as amended by Amendment No. 1, filed on April 28, 2015.

As previously disclosed, on January 30, 2017, Azure Midstream Partners GP, LLC, the general partner of the Partnership, the Partnership, and the Partnership’s direct and indirect subsidiaries, filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”).

In view of the Bankruptcy Court’s order on March 15, 2017, approving the sale of substantially all of the assets of the debtors, and in anticipation of the approval and effectiveness pursuant to an order of the Bankruptcy Court of a plan of liquidation, the offering pursuant to the Registration Statement has been terminated.  In accordance with the undertaking made by the Registrants in the Registration Statement to remove from registration, by means of a post-effective amendment, any of the securities that remain unsold at the termination of the offering, the Registrants hereby remove from registration all such securities registered under the Registration Statement but not sold under the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on March 27, 2017.

AZURE MIDSTREAM PARTNERS, LP

By: Azure Midstream Partners GP, LLC, its General Partner

By:	/s/ I.J. “Chip” Berthelot
	Name:	I.J. “Chip” Berthelot
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement been signed by the following persons in the capacities indicated on the dates set forth below.

Date		Signature	Title**

March 27, 2017		/s/ I.J. “Chip” Berthelot	President, Chief Executive Officer, and Director
		I.J. “Chip” Berthelot	(Principal Executive Officer)

March 27, 2017		/s/ Amanda Bush	Chief Financial Officer
		Amanda Bush	(Principal Financial Officer and Principal Accounting Officer)

		*	Director
James P. Benson

		*	Director
Jay M. Frisbie

		*	Director
Thomas R. Fuller

		*	Director
James H. Lytal

		*	Director
Mark F. Mulhern

		*	Director
Paul G. Smith

		*	Director
Thomas O. Whitener

March 27, 2017	*By:	/s/ I.J. “Chip” Berthelot
I.J. “Chip” Berthelot, Attorney in fact

**With Azure Midstream Partners GP, LLC, the general partner of Azure Midstream Partners, LP

SIGNATURES

Pursuant to the requirements of the Securities Act, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on March 27, 2017.

MARLIN MIDSTREAM FINANCE CORPORATION

By:	/s/ I.J. “Chip” Berthelot
	Name:	I.J. “Chip” Berthelot
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement been signed by the following persons in the capacities indicated on the dates set forth below.

Date	Signature	Title

March 27, 2017	/s/ I.J. “Chip” Berthelot	President, Chief Executive Officer, and Director
	I.J. “Chip” Berthelot	(Principal Executive Officer)

March 27, 2017	/s/ Amanda Bush	Chief Financial Officer
	Amanda Bush	(Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on March 27, 2017.

MARLIN MIDSTREAM, LLC

By: Azure Midstream Partners, LP, its Sole Member

By: Azure Midstream Partners GP, LLC, its General Partner

By:	/s/ I.J. “Chip” Berthelot
	Name:	I.J. “Chip” Berthelot
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement been signed by the following persons in the capacities indicated on the dates set forth below.

Date		Signature	Title**

March 27, 2017		/s/ I.J. “Chip” Berthelot	President, Chief Executive Officer, and Director
		I.J. “Chip” Berthelot	(Principal Executive Officer)

March 27, 2017		/s/ Amanda Bush	Chief Financial Officer
		Amanda Bush	(Principal Financial Officer and Principal Accounting Officer)

		*	Director
James P. Benson

		*	Director
Jay M. Frisbie

		*	Director
Thomas R. Fuller

		*	Director
James H. Lytal

		*	Director
Mark F. Mulhern

		*	Director
Paul G. Smith

		*	Director
Thomas O. Whitener

March 27, 2017	*By:	/s/ I.J. “Chip” Berthelot
I.J. “Chip” Berthelot, Attorney in fact

**With Azure Midstream Partners GP, LLC, the general partner of Azure Midstream Partners, LP

SIGNATURES

Pursuant to the requirements of the Securities Act, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on March 27, 2017.

MARLIN LOGISTICS, LLC

By: Azure Midstream Partners, LP, its Sole Member

By: Azure Midstream Partners GP, LLC, its General Partner

By:	/s/ I.J. “Chip” Berthelot
	Name:	I.J. “Chip” Berthelot
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement been signed by the following persons in the capacities indicated on the dates set forth below.

Date		Signature	Title**

March 27, 2017		/s/ I.J. “Chip” Berthelot	President, Chief Executive Officer, and Director
		I.J. “Chip” Berthelot	(Principal Executive Officer)

March 27, 2017		/s/ Amanda Bush	Chief Financial Officer
		Amanda Bush	(Principal Financial Officer and Principal Accounting Officer)

		*	Director
James P. Benson

		*	Director
Jay M. Frisbie

		*	Director
Thomas R. Fuller

		*	Director
James H. Lytal

		*	Director
Mark F. Mulhern

		*	Director
Paul G. Smith

		*	Director
Thomas O. Whitener

March 27, 2017	*By:	/s/ I.J. “Chip” Berthelot
I.J. “Chip” Berthelot, Attorney in fact

**With Azure Midstream Partners GP, LLC, the general partner of Azure Midstream Partners, LP

SIGNATURES

Pursuant to the requirements of the Securities Act, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on March 27, 2017.

TURKEY CREEK PIPELINE, LLC

By: Marlin Midstream, LLC, its Sole Member

By: Azure Midstream Partners, LP, its Sole Member

By: Azure Midstream Partners GP, LLC, its General Partner

By:	/s/ I.J. “Chip” Berthelot
	Name:	I.J. “Chip” Berthelot
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement been signed by the following persons in the capacities indicated on the dates set forth below.

Date		Signature	Title**

March 27, 2017		/s/ I.J. “Chip” Berthelot	President, Chief Executive Officer, and Director
		I.J. “Chip” Berthelot	(Principal Executive Officer)

March 27, 2017		/s/ Amanda Bush	Chief Financial Officer
		Amanda Bush	(Principal Financial Officer and Principal Accounting Officer)

		*	Director
James P. Benson

		*	Director
Jay M. Frisbie

		*	Director
Thomas R. Fuller

		*	Director
James H. Lytal

		*	Director
Mark F. Mulhern

		*	Director
Paul G. Smith

		*	Director
Thomas O. Whitener

March 27, 2017	*By:	/s/ I.J. “Chip” Berthelot
I.J. “Chip” Berthelot, Attorney in fact

**With Azure Midstream Partners GP, LLC, the general partner of Azure Midstream Partners, LP

SIGNATURES

Pursuant to the requirements of the Securities Act, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on March 27, 2017.

MARLIN G&P I, LLC

By: Marlin Midstream, LLC, its Sole Member

By: Azure Midstream Partners, LP, its Sole Member

By: Azure Midstream Partners GP, LLC, its General Partner

By:	/s/ I.J. “Chip” Berthelot
	Name:	I.J. “Chip” Berthelot
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement been signed by the following persons in the capacities indicated on the dates set forth below.

Date		Signature	Title**

March 27, 2017		/s/ I.J. “Chip” Berthelot	President, Chief Executive Officer, and Director
		I.J. “Chip” Berthelot	(Principal Executive Officer)

March 27, 2017		/s/ Amanda Bush	Chief Financial Officer
		Amanda Bush	(Principal Financial Officer and Principal Accounting Officer)

		*	Director
James P. Benson

		*	Director
Jay M. Frisbie

		*	Director
Thomas R. Fuller

		*	Director
James H. Lytal

		*	Director
Mark F. Mulhern

		*	Director
Paul G. Smith

		*	Director
Thomas O. Whitener

March 27, 2017	*By:	/s/ I.J. “Chip” Berthelot
I.J. “Chip” Berthelot, Attorney in fact

**With Azure Midstream Partners GP, LLC, the general partner of Azure Midstream Partners, LP

SIGNATURES

Pursuant to the requirements of the Securities Act, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on March 27, 2017.

MURVAUL GAS GATHERING, LLC

By: Marlin Midstream, LLC, its Sole Member

By: Azure Midstream Partners, LP, its Sole Member

By: Azure Midstream Partners GP, LLC, its General Partner

By:	/s/ I.J. “Chip” Berthelot
	Name:	I.J. “Chip” Berthelot
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement been signed by the following persons in the capacities indicated on the dates set forth below.

Date		Signature	Title**

March 27, 2017		/s/ I.J. “Chip” Berthelot	President, Chief Executive Officer, and Director
		I.J. “Chip” Berthelot	(Principal Executive Officer)

March 27, 2017		/s/ Amanda Bush	Chief Financial Officer
		Amanda Bush	(Principal Financial Officer and Principal Accounting Officer)

		*	Director
James P. Benson

		*	Director
Jay M. Frisbie

		*	Director
Thomas R. Fuller

		*	Director
James H. Lytal

		*	Director
Mark F. Mulhern

		*	Director
Paul G. Smith

		*	Director
Thomas O. Whitener

March 27, 2017	*By:	/s/ I.J. “Chip” Berthelot
I.J. “Chip” Berthelot, Attorney in fact

**With Azure Midstream Partners GP, LLC, the general partner of Azure Midstream Partners, LP

SIGNATURES

Pursuant to the requirements of the Securities Act, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on March 27, 2017.

TALCO MIDSTREAM ASSETS, LTD.

By: Azure Holdings GP, LLC, its General Partner

By: Marlin Midstream, LLC, its Sole Member

By: Azure Midstream Partners, LP, its Sole Member

By: Azure Midstream Partners GP, LLC, its General Partner

By:	/s/ I.J. “Chip” Berthelot
	Name:	I.J. “Chip” Berthelot
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement been signed by the following persons in the capacities indicated on the dates set forth below.

Date		Signature	Title**

March 27, 2017		/s/ I.J. “Chip” Berthelot	President, Chief Executive Officer, and Director
		I.J. “Chip” Berthelot	(Principal Executive Officer)

March 27, 2017		/s/ Amanda Bush	Chief Financial Officer
		Amanda Bush	(Principal Financial Officer and Principal Accounting Officer)

		*	Director
James P. Benson

		*	Director
Jay M. Frisbie

		*	Director
Thomas R. Fuller

		*	Director
James H. Lytal

		*	Director
Mark F. Mulhern

		*	Director
Paul G. Smith

		*	Director
Thomas O. Whitener

March 27, 2017	*By:	/s/ I.J. “Chip” Berthelot
I.J. “Chip” Berthelot, Attorney in fact

**With Azure Midstream Partners GP, LLC, the general partner of Azure Midstream Partners, LP

SIGNATURES

Pursuant to the requirements of the Securities Act, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on March 27, 2017.

AZURE TGG, LLC

By: Marlin Midstream, LLC, its Sole Member

By: Azure Midstream Partners, LP, its Sole Member

By: Azure Midstream Partners GP, LLC, its General Partner

By:	/s/ I.J. “Chip” Berthelot
	Name:	I.J. “Chip” Berthelot
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement been signed by the following persons in the capacities indicated on the dates set forth below.

Date		Signature	Title**

March 27, 2017		/s/ I.J. “Chip” Berthelot	President, Chief Executive Officer, and Director
		I.J. “Chip” Berthelot	(Principal Executive Officer)

March 27, 2017		/s/ Amanda Bush	Chief Financial Officer
		Amanda Bush	(Principal Financial Officer and Principal Accounting Officer)

		*	Director
James P. Benson

		*	Director
Jay M. Frisbie

		*	Director
Thomas R. Fuller

		*	Director
James H. Lytal

		*	Director
Mark F. Mulhern

		*	Director
Paul G. Smith

		*	Director
Thomas O. Whitener

March 27, 2017	*By:	/s/ I.J. “Chip” Berthelot
I.J. “Chip” Berthelot, Attorney in fact

**With Azure Midstream Partners GP, LLC, the general partner of Azure Midstream Partners, LP

SIGNATURES

Pursuant to the requirements of the Securities Act, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on March 27, 2017.

AZURE HOLDINGS GP, LLC

By: Marlin Midstream, LLC, its Sole Member

By: Azure Midstream Partners, LP, its Sole Member

By: Azure Midstream Partners GP, LLC, its General Partner

By:	/s/ I.J. “Chip” Berthelot
	Name:	I.J. “Chip” Berthelot
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement been signed by the following persons in the capacities indicated on the dates set forth below.

Date		Signature	Title**

March 27, 2017		/s/ I.J. “Chip” Berthelot	President, Chief Executive Officer, and Director
		I.J. “Chip” Berthelot	(Principal Executive Officer)

March 27, 2017		/s/ Amanda Bush	Chief Financial Officer
		Amanda Bush	(Principal Financial Officer and Principal Accounting Officer)

		*	Director
James P. Benson

		*	Director
Jay M. Frisbie

		*	Director
Thomas R. Fuller

		*	Director
James H. Lytal

		*	Director
Mark F. Mulhern

		*	Director
Paul G. Smith

		*	Director
Thomas O. Whitener

March 27, 2017	*By:	/s/ I.J. “Chip” Berthelot
I.J. “Chip” Berthelot, Attorney in fact

**With Azure Midstream Partners GP, LLC, the general partner of Azure Midstream Partners, LP